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                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-91149) and Form S-8 (Nos. 333-91153, 333-75577,
333-85379, 333-60279, 333-04517, 33-64828, 33-58947, 333-57975, 33-15471 and
33-37781) of Bindley Western Industries, Inc. of our report dated March 21, 2000 relating to the financial statements, which appears in this Form 10-K.



PricewaterhouseCoopers LLP
Indianapolis, Indiana
March 21, 2000